EXHIBIT 10(I)

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


ZEB ORO EXPLORATIONS INC.


         We hereby consent to the use of our report dated May 28, 1999, in the registration statement of Zeb Oro Explorations Inc. filed in Form 10-SB in accordance with Section 12 of the Securities Exchange Act of 1934.


                                                /s/ L. REX ANDERSEN
                                                --------------------------------
                                                ANDERSEN ANDERSEN & STRONG, L.C.



Salt Lake City, Utah
May 28, 1999


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